SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (date of earliest event reported)

                               February 26, 1999


                               MB Financial, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




  Delaware                         0-24566                    36-3895923
--------------------------------------------------------------------------------
(State or other                  (Commission                (IRS Employer
 jurisdiction of                    File No.)                Identification
 incorporation)                                                 Number)




1200 N. Ashland Avenue, Chicago, Illinois                           60602
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: (312) 782-6200


       Avondale Financial Corp., 20 North Clark Street, Chicago, Illinois
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

Item 2.  Acquisition or Disposition of Assets

     On  February  26,  1999,  MB  Financial,   Inc.,  a  Delaware   corporation
("MB")issued the press release included as Exhibit 99 to this Report and incorporated by reference herein, announcing the consummation of the Merger of Avondale Financial Corp., a Delaware corporation ("Avondale") and Coal City Corporation, an Illinois corporation ("Coal City"), pursuant to the Agreement and Plan of Merger dated as of October 12, 1998 by and between Avondale and Coal City (the "Merger Agreement"). Pursuant to the Merger Agreement, Coal City was merged (the "Merger") with and into Avondale, and the combined entity was renamed MB Financial, Inc. ("MB"), and thereafter, Avondale Federal Savings Bank, the wholly owned subsidiary of Avondale, was merged into Manufacturers Bank, the wholly owned subsidiary of Coal City. The Merger Agreement was included as Exhibit 2 to Avondale's Current Report on Form 8-K for the event on October 12, 1998, and is incorporated herein by reference.

     Upon consummation of the Merger, each share of the common stock, no par value, of Coal City ("Coal City Common Stock") was converted into the right to receive 83.5 shares of the common stock, par value $.01 per share, of MB ("MB Common Stock"). Based on the 48,957 shares of Coal City Common Stock issued and outstanding immediately prior to the Merger, MB will issue 4,087,909 shares of MB Common Stock in the Merger. In addition, under the Merger Agreement, MB assumed unexercised options to purchase 1,476 shares of Coal City Common Stock (which converted into options to purchase 123,246 shares of MB Common Stock) held by Coal City's directors, officers and employees.

     Avondale's Registration Statement (the "Registration Statement") on Form S-4 (File No. 333-70017), which was declared effective by the Securities and Exchange Commission (the "Commission") on January 8, 1999, contains additional information regarding the Merger and the parties involved, including among other things the terms of the Merger Agreement and a description of Coal City's business.

Item 7.  Financial Statements and Exhibits

     (a) Financial statements of business acquired.

     The consolidated financial statements and the notes thereto of Coal City required by this item were contained in the Joint Proxy Statement/Prospectus filed with Avondale's Registration Statement on Form S-4 (Commission File No. 333-70017), declared effective by the Commission on January 8, 1999, and are incorporated herein by reference.

     (b) Pro forma financial information.

     The unaudited Pro Forma Combined Financial Statements of Avondale and Coal City were contained in the Joint Proxy Statement/ Prospectus filed with Avondale's Registration Statement on Form S-4 (Commission File No. 333-70017) declared effective by the Commission on January 8, 1999, and are incorporated herein by reference.

     (c) Exhibits

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MB FINANCIAL, INC.



Date:  March 12, 1999                By:/s/ Mitchell Feiger
     ---------------------              ----------------------------
                                          Mitchell Feiger, President
                                          and Chief Executive Officer

                                EXHIBIT INDEX


Exhibit No.       Description
------------  ------------------------------------------------------------------

      2 Agreement and Plan of Merger, dated as of October 12, 1998, by and between Avondale Financial Corp. ("Avondale") and Coal City Corporation (incorporated by reference to Exhibit 2 to Avondale's Report on Form 8-K filed with the Securities and Exchange Commission on October 16, 1998)

      3(i)        Certificate of Merger

      3(ii)       Certificate of Amendment of Certificate of Incorporation

      3(iii)      Amendment to the By-laws

      99          Press Release of MB Financial, Inc. dated February 26, 1999

                                                                    Exhibit 3(i)

                             CERTIFICATE OF MERGER
                                       OF
                            AVONDALE FINANCIAL CORP.
                                      AND
                             COAL CITY CORPORATION

     1. The names and states of incorporation of the constituent corporations are as follows:

          Name of Corporation                State of Incorporation
          -------------------                ----------------------

          Avondale Financial Corp.           Delaware
          Coal City Corporation              Illinois

     2.   An  Agreement  and Plan of Merger,  dated as of October 12,  1998,  as
          amended,  has  been  approved,   adopted,   certified,   executed  and
          acknowledged by each of the constituent corporations.

     3. The name of the surviving corporation is Avondale Financial Corp., which shall be changed herewith to "MB Financial, Inc." and it shall be governed by the laws of Delaware.

     4. The certificate of incorporation of Avondale Financial Corp., as then in effect shall be the certificate of incorporation of the surviving corporation, except that Article First shall be changed to "MB Financial, Inc."

     5. The executed Agreement and Plan of Merger is on file at the principal place of business of Avondale Financial Corp. now know as MB Financial, Inc., located at 1200 North Ashland Avenue, Chicago, Illinois 60622.

     6. A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without any cost, to any stockholder of either constituent corporation.

     7. Prior to the merger, the authorized capital stock of Coal City Corporation was 200,000 shares of Common Stock, no par value, 100 shares of Class A Preferred Stock, $100,000 par value, and 100 shares of Class B Preferred Stock, $150,000 par value.

     8. The merger will be effective upon the filing of this certificate of merger with the Secretary of State.

     IN WITNESS WHEREOF, this Certificate of Merger has been signed as of the 26th day of February, 1999 by the President and Secretary of Avondale Financial Corp. and by the President and Assistant Secretary of Coal City Corporation.


                                        AVONDALE FINANCIAL CORP.

                                     By:  /s/ Robert S. Engelman, Jr.
                                        -------------------------------------
                                        Robert S. Engelman, Jr., President

ATTEST:

  /s/ Doria L. Koros
-----------------------------
Doria L. Koros, Secretary


                                        COAL CITY CORPORATION

                                     By:   /s/ Mitchell Feiger
                                        -------------------------------------
                                        Mitchell Feiger, President


ATTEST:

   /s/ John C. Siragusa
-----------------------------
John C. Siragusa, Assistant Secretary

                                                                  Exhibit 3(ii)


                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION


     MB Financial, Inc. (formerly Avondale Financial Corp.), a corporation organized under and by virtue of the General Corporation Law of the State of Delaware,

      DOES HEREBY CERTIFY:

      FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted resolutions proposing and declaring advisable the following amendment of the Certificate of Incorporation of said Corporation:

          Article FOURTH, Section A shall be amended in its entirety as follows:

               FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is twenty-one million (21,000,000) consisting of:

               1. one million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

               2. twenty million (20,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

     SECOND: That the stockholders approved said amendment at the Special Meeting of Stockholders of the Corporation, held on February 10, 1999, by the requisite votes of the outstanding shares of common stock, pursuant to notice given in accordance with the provisions of Section 222 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, MB Financial, Inc. has caused this certificate to be signed by Mitchell Feiger, its President and Chief Executive Officer, this 26th day of February, 1999.

                                       MB FINANCIAL, INC.



                                       By: /s/ Mitchell Feiger
                                          ----------------------------
                                          Mitchell Feiger, President
                                          and Chief Executive Officer

                                                                  Exhibit 3(iii)


                           AMENDMENT TO THE BY-LAWS

                                      OF

                           AVONDALE FINANCIAL CORP.

            Adopted by the Board of Directors on October 12, 1998


      RESOLVED, that the By-laws of the Corporation be amended as of the Company Merger Effective Time to add the following Section 10 to Article II of the By-laws.

      SECTION 10. Directors, Executive Officers and Committees. In accordance with Section 6.2 of the Agreement and Plan of Merger by and between the Corporation and Coal City Corporation, dated October 12, 1998 (the "Agreement"), the following provisions shall govern directors, executive officers and committees to the exclusion of any provision in these By-laws to the contrary. Terms capitalized but not otherwise defined in this Section shall have the meaning given to them in the Agreement.

      (a) At the Company Merger Effective Time, the Board of Directors of Avondale as the Surviving Corporation shall consist of between 16 and 18 directors who shall consist of (i) eight persons serving as directors of Avondale (each, an "Avondale-Related Director") and (ii) between eight and ten persons serving as directors of Coal City (each, a "Coal City-Related Director"), in each case serving in such capacity immediately prior to the Company Merger Effective Time. If at any time during the three year period following the Company Merger Effective Time any person who becomes a director of Avondale as the Surviving Corporation at the Company Merger Effective Time shall for any reason cease to serve as a director or shall not stand for reelection as a director, it is the intention of Avondale and Coal City and their respective Boards of Directors that he or she will be replaced, if an Avondale-Related Director, by the Avondale-Related Directors, and if a Coal City-Related Director, by the Coal City-Related Directors. It is also the intention of Avondale and Coal City and their respective Boards of Directors that during such three year period, the Coal City-Related Directors shall have the right to appoint up to that number of persons equal to the remainder of ten minus the number of Coal City-Related Directors at the Company Merger Effective Time to the Board of Directors of Avondale as the Surviving Corporation. The Avondale-Related Directors hereby commit to vote in favor of any such nominees of the Coal City-Related Directors for any such additional new directorships, and shall so vote, except to the extent that any such vote shall be in violation of their fiduciary duties under the DGCL.

      (b) The Board of Directors of Avondale as the Surviving Corporation shall have an Executive Committee and such other committees as the Board shall establish in accordance with Section 141 of the DGCL, its Certificate of Incorporation and these By-laws. The Executive Committee shall consist of six members: Robert S. Engelman, Jr., who shall be Chairman of the Executive Committee, Mitchell Feiger, two members selected by the Avondale-Related Directors and two members selected by the Coal City-Related Directors. The Chairman of the Board, the President and the Chief Executive Officer of Avondale as the Surviving Corporation may each call meetings of the Board of Directors and the Executive Committee. Each other committee shall have an even number of each members, and at the Company Merger Effective Time and for three years thereafter, one-half of the members of each such other committee shall consist of Avondale-Related Directors and the other half shall consist of Coal City-Related Directors, unless a majority of the Avondale-Related Directors and a majority of the Coal City-Related Directors shall otherwise agree.

      (c) It is the intention of Avondale and Coal City and their respective Boards of Directors that during the above-referenced three-year period, this
Section 10 be amended only upon the affirmative vote of a majority of both the Avondale-Related Directors and the Coal City-Related Directors.

      (d) During the three year period  following the Company  Merger  Effective
Time: Robert J. Engelman, Jr. shall be the Chairman of the Board of Avondale as the Surviving Corporation; Mitchell Feiger shall be the President and Chief Executive Officer of Avondale as the Surviving Corporation; and Howard Jaffe shall be the Chief Financial Officer of Avondale as the Surviving Corporation.

                                                                    Exhibit 99


Contact:    Howard Jaffe
            MB Financial, Inc.
            312-782-6200

            Karen A. Perlman
            Manufacturers Bank
            773-292-6292

FOR IMMEDIATE RELEASE:

          MANUFACTURERS BANK MERGES  WITH AVONDALE FEDERAL SAVINGS:
          GROWS TO 13 LOCATIONS AND CHICAGOLAND'S 13TH LARGEST BANK

Chicago, IL (February 26, 1999) - Manufacturers Bank increased the number of its Chicagoland banking offices from eight to 13 when Avondale Financial Corp. and Coal City Corporation announced today that as of February 26, 1999, it will have completed its merger previously announced on October 13, 1998. As a result of the merger, Avondale Federal Savings Bank has been merged into Manufacturers Bank. As of February 26, 1999, Avondale Financial Corp, (AVND) is renamed MB Financial, Inc. and will be traded on the NASDAQ exchange under its new ticker symbol (MBFI). The merged organization has assets of over $1.4 billion, ranking it as Chicagoland's 10th largest commercial bank headquartered in the Chicago area.

      The merger was accounted for as a purchase transaction for accounting purposes and treated as a tax-free reorganization.

      "We are excited about the completion of the merger between our two financial institutions. Our larger size and scope will allow the Bank to more rapidly expand its middle market lending capabilities throughout the Chicago metropolitan area, while broadening our deposit and banking services to the current and future customers surrounding the Avondale and Manufacturers branch offices. Merging with Avondale also builds on the strengths of our previous acquisitions of Peterson Bank in 1995 and U.S. Bank in 1997. The merger will also increase our legal lending limit to over $20 million," said Mitchell Feiger, president and CEO of MB Financial, Inc.

     Robert J. Engleman, Jr., Avondale's President and Chief Executive Officer, will become

Chairman of the Board of MB Financial. "Manufacturers' commercial banking strength combined with Avondale's tradition since 1911 as a cornerstone of Chicagoland consumer banking will benefit both retail customers and small and mid-size businesses. Both banks have strong ethnic customer bases, fiscally responsible lending policies, and a history of strong steady growth, " said Engelman.

     Manufacturers banking offices within the Chicagoland city limits are located at, 1200 N. Ashland Avenue, 8300 W. Belmont Avenue, 20 N. Clark Street, 10200 S. Ewing Avenue, 6101 N. Lincoln Avenue, 2965 N. Milwaukee Avenue, 3232 W. Peterson Avenue, 6443 N. Sheridan Road and 3030 E. 92nd Street. Suburban locations include: 17130 Torrence Avenue in Lansing, 7557 W. Oakton Street in Niles, 901 E. Sibley Blvd. in South Holland, and 16255 S. Harlem Avenue in Tinley Park. MB Financial headquarters are located at 1200 N. Ashland Avenue, Chicago. For more information please contact Howard Jaffe, Chief Financial
Officer, MB Financial, Tel: 312-782-6200 or Karen Perlman, Director of Marketing, Manufacturers Bank Tel: 773-292-6292, Fax: 773-292-2057 or e-mail:perlman@manbk.com.

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